UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 20, 2007

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 656-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 5 pages

The Exhibit Index is located on page 5.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Fuel Systems Solutions, Inc. has received a staff determination letter from Nasdaq on March 20, 2007, stating that the company’s Form 10-K for fiscal year 2006 has not been filed, which violates Nasdaq’s continued listing requirements set forth in Marketplace Rule 4310(c)(14), and that the company’s securities are, therefore, subject to delisting from The Nasdaq Global Market. The company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the staff determination and will attempt to prevent the delisting of its common stock. No delisting action will take place prior to the hearing, which is typically held 30 to 45 days after the date of the hearing request. However, there can be no assurance that the panel will grant its request for continued listing at that time.

As indicated in the company’s filing of Form 12b-25 on March 19, 2007 with the Securities and Exchange Commission, a special committee of the company’s board of directors, comprised solely of independent directors, is in the process of conducting a company-initiated, voluntary review of its historical stock option grants from 1996 to 2006. As such, the company will delay filing its annual report on Form 10-K for fiscal 2006 until the special committee has completed its investigation. The company has informed the Securities and Exchange Commission that its historical stock option grants are being reviewed. The company will provide a public statement once its review is completed.

A copy of the press release relating to the matters discussed above is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, expressed or implied statements concerning the company’s expectations regarding an internal review of its historical stock option grants and the timing of the Nasdaq listing qualifications hearing. Such statements are only predictions, and the company’s actual results may differ materially. Factors that may cause the company’s results to differ include, but are not limited to: risks that the review will not be completed in a timely manner; risks that the review and the announcement thereof will cause disruption of the company’s operations and distraction of its management; risks that the review will identify other issues not currently being considered that could delay or alter the results of the review; and risks of adverse regulatory action or litigation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release dated March 22, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: March 22, 2007	By:	/s/ Thomas M. Costales
Thomas M. Costales
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 22, 2007

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